Exhibit 0 under Form N-1A
                                              Exhibit 24 under Item 601/Reg. S-K

                  CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

We consent to the references to our firm under the captions "Financial Highlights" in the Prospectuses and "Independent Auditors" in the Statements of Additional Information, both included in Post-Effective Amendment Number 29 to the Registration Statement (Form N-1A, No. 33-34154) of The Riverfront Funds and to the use of our report dated February 11, 2000, incorporated by reference therein.

                                          ERNST & YOUNG LLP


Cincinnati, Ohio
April 25, 2000